Yukon Community Services

BUSINESS CORPORATIONS ACT
FORM 5

Certificate of Amendment

EPM MINING VENTURES INC.

I hereby certify that the articles of the above-mentioned corporation were amended:

___	under section 16 of the Business Corporations Act to change name of the corporation in accordance with the attached notice.

___	under section 30 of the Business Corporations Act as set out in the attached Articles of Amendment designating a series of shares.

X	under section 179 of the Business Corporations Act as set out in the attached Articles of Amendment.

___	under section 194 of the Business Corporations Act as set out in the attached Articles of Reorganization.

___	under section 195 of the Business Corporations Act as set out in the attached Articles of Arrangement.

[seal]

/s/ [unintelligible]
Corporate Access Number: 34569	For Frederik J. Pretorius
Date of Amendment: 2012-02-02	Registrar of Corporations

BUSINESS CORPORATIONS ACT (YUKON)
(Section 30 or 179)

Form 5-01

ARTICLES OF AMENDMENT

1.	Name of Corporation:	EPM MINING VENTURES INC.

2.	Corporate Access Number:	34569

3.	The Articles of the above named Corporation are amended pursuant to a court order:
	Yes	No X

4.	The Articles of the above named Corporation are amended as follows:

Pursuant to the Business Corporations Act (the “Act”), the Articles of Continuance of the Corporation dated May 20, 2011 and filed on same date (the “Articles”) are amended as follows:

(i)	by adding the following as paragraph 2 to Schedule “B” to the Articles:

“2.
The directors of the Corporation may, between annual meetings, appoint one or more additional directors to serve until the next annual meeting, but the number of additional directors shall not at any time exceed one third of the number of directors who held office at the expiration of the last annual meeting, and in no event shall the total number of directors exceed the maximum number of directors fixed pursuant to paragraph 4 of the Articles of Continuance hereof.”

5.	Date	Signature	Title
	1-31-12	/s/ Lance D’Ambrosio	CEO

FILED
Feb 02 2012
DEPUTY REGISTRAR
OF CORPORATIONS